FORWARD FUNDS

Supplement dated November 18, 2015

to the

Summary Prospectus for Investor Class and Institutional Class Shares of the Forward Tactical Enhanced

Fund, Summary Prospectus for Class A, Class C and Advisor Class Shares of the Forward Tactical

Enhanced Fund, Forward Funds Investor Class and Institutional Class Prospectus and Forward Funds Class A,

Class B, Class C and Advisor Class Prospectus, each dated May 1, 2015, each as supplemented, and Forward Funds Statement of Additional Information dated November 3, 2015

NOTICE OF LIQUIDATION OF FORWARD TACTICAL ENHANCED FUND

On September 22, 2015, the Board of Trustees of Forward Funds (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended), approved the liquidation of the Forward Tactical Enhanced Fund (the “Fund”), a series of the Trust. The Fund will be liquidated pursuant to a Board-approved Plan of Liquidation on or around December 23, 2015 (the “Liquidation Date”). On the Liquidation Date, the Fund will distribute pro rata to its respective shareholders of record all of the assets of the Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the officers of the Trust deem appropriate.

IN LIGHT OF THE PLANNED LIQUIDATION, SHARES OF THE FORWARD TACTICAL ENHANCED FUND WILL NO LONGER BE OFFERED TO NEW INVESTORS OR EXISTING INVESTORS (EXCEPT THROUGH REINVESTED DIVIDENDS) OR BE AVAILABLE FOR EXCHANGES FROM OTHER FUNDS OF THE TRUST.

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PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

SUPP TACT ENH LIQ 11182015